UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

At-The-Market Offering Increase

On June 13, 2023, the Company entered into Amendment No. 1 to Equity Distribution Agreement (“Amendment 1”) with Maxim Group LLC (“Maxim”), amending the Equity Distribution Agreement, dated as of July 22, 2022, between the Company and Maxim (the “Original Agreement” and, together with Amendment No. 1, the “Equity Distribution Agreement”), pursuant to which the aggregate gross sales amount was increased from $25.0 million to approximately $27.4 million. Accordingly, pursuant to the Equity Distribution Agreement, the Company may, from time to time, sell shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), having an aggregate gross sales amount of up to approximately $27.4 million through Maxim, as the Company’s sales agent. As of June 12, 2023, we have sold 25,538,424 shares of our Common Stock with an aggregate offering price of approximately $20.3 million, leaving an aggregate offering price of up to approximately $7.1 million in Common Stock remaining under the Equity Distribution Agreement (the “Shares”).

The Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-256827), which was filed with the Securities and Exchange Commission (the “SEC”) on June 4, 2021, and declared effective on June 17, 2021 (the “Registration Statement”), and a base prospectus dated as of June 17, 2021 included in the Registration Statement, the prospectus supplement relating to the offering filed with the SEC on July 22, 2022, a supplement to the prospectus supplement filed with the SEC on April 18, 2023, and a supplement to the prospectus supplement filed with the SEC on June 13, 2023. Sales of the Shares through Maxim, if any, will be made by any method that is deemed an “at the market” offering as defined in Rule 415 under the Securities Act, including sales made directly on the Nasdaq Capital Market, or any other existing trading market for the Company’s Common Stock or to or through a market marker. Maxim may also sell the Shares by any other method permitted by law, including in privately negotiated transactions. Maxim will also have the right, in its sole discretion, to purchase Shares from the Company as principal for its own account at a price and subject to the other terms and conditions agreed upon at the time of sale. Maxim will use its commercially reasonable efforts, consistent with its sales and trading practices, to solicit offers to purchase the Shares under the terms and subject to the condition set forth in the Equity Distribution Agreement. We will pay Maxim commissions, in cash, for its services in acting as agent in the sale of the Shares. In accordance with the Equity Distribution Agreement, Maxim will be entitled to compensation at a fixed commission rate of 3.0% of the gross proceeds of each sale of Shares. In addition, the Company has agreed to reimburse Maxim for its costs and out-of-pocket expenses incurred in connection with its services, including the fees and out-of-pocket expenses of its legal counsel.

We are not obligated to make any sales of the Shares under the Equity Distribution Agreement and no assurance can be given that we will sell any additional Shares under the Equity Distribution Agreement, or if we do, as to the price or amount of Shares that we will sell, or the dates on which any such sales will take place. The Equity Distribution Agreement will continue until the earliest of (i) December 31, 2023, (ii) the sale of Shares having an aggregate offering price of approximately $27.4 million, and (iii) the termination by either Maxim or the Company upon the provision of 15 days written notice or otherwise pursuant to the terms of the Equity Distribution Agreement.

The foregoing description of the Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Agreement, which was filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on July 22, 2022, and Amendment 1, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Mitchell Silberberg & Knupp LLP

10.1	Amendment No. 1 to Equity Distribution Agreement, dated as of June 13, 2023, by and between Inpixon and Maxim Group LLC.

23.1	Consent of Mitchell Silberberg & Knupp LLP (contained in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: June 13, 2023	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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